================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ===============

                                    FORM 8-K

                                ===============

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 1, 2000
                          ____________________________
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)


            NEVADA                           1-13498                         93-1148702
      ____________________             ____________________              ____________________
  (State or other jurisdiction         Commission File Number              (I.R.S. Employer
of incorporation or organization)                                        Identification Number)


          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
       _________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)

                                 (503) 252-6233
       _________________________________________________________________
              (Registrant's telephone number, including area code)

                                 Not Applicable
       _________________________________________________________________
         (Former name or former address, if changed since last report.)

================================================================================

ITEM 5.  OTHER EVENTS.

Settlement of Class Action Litigation

     On September 5, 2000, Assisted Living Concepts, Inc. (the "Company") announced that it had reached an agreement with respect to the class action litigation stemming from the restatement of its financial statements for the years ended December 31, 1996 and 1997 and the first three quarters of fiscal 1998.

     The following, which collectively set forth the terms and conditions of the settlement, have been filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference:

  .  Press Release of the Company dated September 5, 2000.

  . Transcript of Proceedings in the United States District Court for the District of Oregon, Lead Case No. 99-167 (the "Transcript of Proceedings"), setting forth the settlement agreement, dated September 1, 2000.

  . Memorandum of Understanding, dated July 3, 2000, referred to in the Transcript of Proceedings.

  . Letter dated August 29, 2000, as amended, from Max Berger to John Patterson, referred to in the Transcript of Proceedings.

Receipt of Approximately $1.9 million from U.S. Bank

     On Wednesday, September 6, 2000, the Company received a payment of $1,921,610.49 from U.S. Bank National Association ("U.S. Bank"). The Company disclosed in its Report on Form 10-Q for the quarterly period ended June 30, 2000 that it expected U.S. Bank to release approximately $1.8 million of cash collateral then held by U.S. Bank upon the satisfaction of certain conditions. The payment from U.S. Bank represented the release of such cash collateral in the amount of $1,805,200, plus accrued interest of $116,410.40.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

          99.1  Press Release, dated September 5, 2000.

          99.2 Transcript of Proceedings in the United States District Court for the District of Oregon, Lead Case No. 99-167, dated September 1, 2000.

          99.3  Memorandum of Understanding, dated July 3, 2000.

          99.4 Letter dated August 29, 2000, as amended, from Max Berger to John Patterson, referred to in the Transcript of Proceedings.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ASSISTED LIVING CONCEPTS, INC.



                                              By:  /s/ Sandra Campbell
                                                   ----------------------------
                                                   Name:  Sandra Campbell
                                                   Title:  Secretary

Date: September 7, 2000

                                 EXHIBIT INDEX

EXHIBIT NO.        DOCUMENT DESCRIPTION


   99.1            Press Release, dated September 5, 2000.

   99.2 Transcript of Proceedings in the United States District Court for the District of Oregon, Lead Case No. 99-167, dated September 1, 2000.

   99.3            Memorandum of Understanding, dated July 3, 2000.

   99.4 Letter dated August 29, 2000, as amended, from Max Berger to John Patterson, referred to in the Transcript of Proceedings.